UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

Commission File Number: 0-23363

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	04-3297858
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

American Dental Partners, Inc.

201 Edgewater Drive, Suite 285

Wakefield, Massachusetts 01880

(Address of principal executive offices, including zip code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 132-4(c) under the Exchange Act

ITEM 7.01 Regulation FD

On June 1, 2005, Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer of American Dental Partners, Inc. (the “Company”), will present information regarding the Company at Gabelli & Company, Inc.’s 3rd Annual Dental Conference. During such presentation, Mr. Feigh will present a slide containing the following update with respect to the 2005 Operating Plan and organizational issues at PDG, PA:

•	There has been no resolution to the 2005 Operating Plan and organizational issues at Park Dental (one of our Minnesota affiliates) which we disclosed in our 1Q2005 earnings release and Form 10-Q.

•	We continue to have discussions with PDG, PA (the affiliated professional corporation of Park Dental) but no progress has been made.

•	Working with the new leadership team of PDG, PA is proving to be more cumbersome and challenging than we experienced in prior years.

•	We will continue to work diligently to resolve the issues, and we must do so in a manner that is good for all constituents, including ADPI’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

June 1, 2005	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)